                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2000



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 This Prospectus describes the twenty-four (24) Portfolios** offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.



      DOMESTIC PORTFOLIOS
---------------------------------
      EQ/Aggressive Stock*                INTERNATIONAL STOCK PORTFOLIOS
     Alliance Common Stock            ---------------------------------------
   EQ/Alliance Premier Growth             BT International Equity Index
   Alliance Small Cap Growth             Capital Guardian International
    EQ/Alliance Technology            Morgan Stanley Emerging Markets Equity
      BT Equity 500 Index                EQ/Putnam International Equity
    BT Small Company Index
  Capital Guardian Research
 Capital Guardian U.S. Equity               FIXED INCOME PORTFOLIOS
    Lazard Large Cap Value           ---------------------------------------
    Lazard Small Cap Value                    Alliance High Yield
 MFS Emerging Growth Companies               Alliance Money Market
    MFS Growth with Income                   J.P. Morgan Core Bond*
        MFS Research
EQ/Putnam Growth & Income Value           BALANCED/HYBRID PORTFOLIO
  EQ/Putnam Investors Growth         ---------------------------------------
                                                 EQ/Balanced*



 * Effective May 1, 2000, the name of the Alliance Aggressive Stock Portfolio was changed to the "EQ/Aggressive Stock Portfolio," and the JPM Core Bond Portfolio was changed to the "J.P. Morgan Core Bond Portfolio", the name of the Alliance Balanced Portfolio was changed to the "EQ/Balanced Portfolio".

** All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
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 YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Version 9

 Overview


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     EQ ADVISORS TRUST

 This Prospectus tells you about the twenty-four (24) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Lazard Small Cap Value Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents


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1 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                   4
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2 ABOUT THE INVESTMENT PORTFOLIOS                   14
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    DOMESTIC PORTFOLIOS                             17
       EQ/Aggressive Stock                          17
       Alliance Common Stock                        21
       EQ/Alliance Premier Growth                   24
       Alliance Small Cap Growth                    26
       EQ/Alliance Technology                       29
       BT Equity 500 Index                          31
       BT Small Company Index                       33
       Capital Guardian Research                    35
       Capital Guardian U.S. Equity                 37
       Lazard Large Cap Value                       39
       Lazard Small Cap Value                       41
       MFS Emerging Growth Companies                43
       MFS Growth with Income                       45
       MFS Research                                 47
       EQ/Putnam Growth & Income Value              49
       EQ/Putnam Investors Growth                   51
    INTERNATIONAL STOCK PORTFOLIOS                  53
       BT International Equity Index                53
       Capital Guardian International               56
       Morgan Stanley Emerging Markets Equity       59
       EQ/Putnam International Equity               63
    FIXED INCOME PORTFOLIOS                         66
       Alliance High Yield                          66
       Alliance Money Market                        70
       J.P. Morgan Core Bond                        73
    BALANCED/HYBRID PORTFOLIO                       76
       EQ/Balanced                                  76


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3 MORE INFORMATION ON PRINCIPAL RISKS               81
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4 MANAGEMENT OF THE TRUST                           87
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    The Trust                                       87
    The Manager                                     87
    Expense Limitation Agreement                    89
    The Advisers                                    90
    The Administrator                               90
    The Transfer Agent                              91
    Brokerage Practices                             91
    Brokerage Transactions with Affiliates          91

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5 FUND DISTRIBUTION ARRANGEMENTS                    92
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6 PURCHASE AND REDEMPTION                           93
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7 HOW ASSETS ARE VALUED                             94
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8 TAX INFORMATION                                   95
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9 FINANCIAL HIGHLIGHTS                              96
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10 PRIOR PERFORMANCE OF EACH ADVISER               119
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1 Summary information concerning EQ Advisors Trust

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 The following chart highlights the twenty-four (24) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 81.


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EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
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PORTFOLIO                      INVESTMENT OBJECTIVE(S)
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EQ/AGGRESSIVE STOCK            Seeks to achieve long-term growth of capital





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ALLIANCE COMMON STOCK          Seeks to achieve long-term growth of capital and
                               increased income



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EQ/ALLIANCE PREMIER GROWTH     Seeks long-term growth of capital by primarily
                               investing in equity securities of a limited number of large, carefully selected, high quality
                               United States companies that are judged, by the Adviser, likely to achieve superior earnings growth

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ALLIANCE SMALL CAP GROWTH      Seeks to achieve long-term growth of capital






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EQ/ALLIANCE TECHNOLOGY         Seeks to achieve growth of capital. Current
                               income is incidental to the Portfolio's objective




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BT EQUITY 500 INDEX            Seeks to replicate as closely as possible (before
                               deduction of Portfolio expenses) the total return
                               of the S&P 500 Index
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BT SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before
                               the deduction of Portfolio expenses) the total
                               return of the Russell 2000 Index
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PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
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Stocks and other equity securities of small and                  General investment, small-cap and mid-cap company,
medium-sized companies (including securities of                  growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
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Stocks and other equity securities (including preferred          General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities          derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and     company, junk bond, securities lending, and fixed income
securities lending                                               risks
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Equity securities of a limited number of large, high-quality     General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth      convertible securities, derivatives, and foreign securities risks


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Stocks and other equity securities of smaller companies          General investment, small-cap and mid-cap company,
and undervalued securities (including securities of              growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                securities lending, portfolio turnover and foreign securities
securities are temporarily undervalued, companies in             risks
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
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Securities of companies in various industries that are           General investment, sector, growth investing, small-cap
expected to benefit from technological advances and              and mid-cap companies, derivatives, foreign securities,
improvements with potential for capital appreciation and         fixed income, and securities lending risks
growth of capital, including well-known, established
companies or new or unseasoned companies
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Common stocks of companies in the S&P 500 Index                  General investment, index-fund, and fixed income risks

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Common stocks of small-cap companies in the Russell              General investment, index-fund, small-cap and mid-cap
2000 Index                                                       company, derivatives, and fixed income risks

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EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
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PORTFOLIO                           INVESTMENT OBJECTIVE(S)
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CAPITAL GUARDIAN RESEARCH           Seeks long-term growth of capital

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CAPITAL GUARDIAN U.S. EQUITY        Seeks long-term growth of capital


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LAZARD LARGE CAP VALUE              Seeks capital appreciation by investing
                                    primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity

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LAZARD SMALL CAP VALUE              Seeks capital appreciation by investing in
                                    equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity

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MFS EMERGING GROWTH COMPANIES       Seeks to provide long-term capital growth

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MFS GROWTH WITH INCOME              Seeks to provide reasonable current income
                                    and long-term growth of capital and income

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MFS RESEARCH                        Seeks to provide long-term growth of capital
                                    and future income

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EQ/PUTNAM GROWTH & INCOME VALUE     Seeks capital growth. Current income is a
                                    secondary objective

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EQ/PUTNAM INVESTORS GROWTH          Seeks long-term growth of capital and any
                                    increased income that results from this
                                    growth
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PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
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Equity securities primarily of United States issuers and         General investment, growth investing, convertible
securities whose principal markets are in the United States      securities, and foreign securities risks

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Equity securities primarily of United States companies with      General investment, growth investing, convertible
market capitalization greater than $1 billion at the time of     securities, and foreign securities risks
purchase

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Equity securities of companies with relatively large             General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued        income risks
based on their return on equity or capital

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Equity securities of small-cap U.S. companies in the range       General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the         value investing, non-diversification, and fixed income risks
Adviser believes are undervalued based on their return on
equity or capital

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Equity securities of emerging growth companies with the          General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major          foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate

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Equity securities (common stock, preferred stock,                General investment, mid-cap company, foreign securities,
convertible securities, warrants and depositary receipts)        and growth investing risks

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Common stock or securities convertible into common stock         General investment, small-cap and mid-cap company,
of companies with better than average prospects for              foreign securities, fixed income, and growth investing risks long-term growth

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Common stocks (plus convertible bonds, convertible               General investment, derivatives, foreign securities, value
preferred stocks, preferred stocks and debt securities)          investing, and fixed income risks

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Common stocks and convertible securities of companies            General investment, growth investing, small-cap and
whose earnings are believed likely to grow faster than the       mid-cap company, derivatives, foreign securities, and fixed
economy as a whole                                               income risks

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EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
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PORTFOLIO                                   INVESTMENT OBJECTIVE(S)
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BT INTERNATIONAL EQUITY INDEX              Seeks to replicate as closely as
                                           possible (before deduction of
                                           Portfolio expenses) the total return
                                           of the MSCI EAFE Index

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CAPITAL GUARDIAN INTERNATIONAL             Seeks long-term growth of capital by
                                           investing primarily in non-United
                                           States equity securities

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MORGAN STANLEY EMERGING MARKETS EQUITY     Seeks long-term capital appreciation
                                           by investing primarily in equity
                                           securities of issuers in emerging
                                           countries

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EQ/PUTNAM INTERNATIONAL EQUITY             Seeks capital appreciation

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PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
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Equity securities of companies in the MSCI EAFE Index           General investment, index-fund, foreign securities, liquidity, and derivatives risks
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Non-United States equity securities primarily of companies      General investment, foreign securities, growth investing,
located in Europe, Canada, Australia, and the Far East          convertible securities, and derivatives risks
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Equity securities of emerging market country companies          General investment, foreign securities, convertible
                                                                securities, liquidity, derivatives, portfolio turnover,
                                                                non-diversification, and fixed income risks
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Equity securities of foreign companies                          General investment, foreign securities, small-cap
                                                                and mid-cap company, liquidity, portfolio turnover, and
                                                                derivatives risks
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EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
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PORTFOLIO                  INVESTMENT OBJECTIVE(S)
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ALLIANCE HIGH YIELD        Seeks to achieve a high return by maximizing current
                           income and, to the extent consistent with that
                           objective, capital appreciation
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ALLIANCE MONEY MARKET      Seeks to obtain a high level of current income,
                           preserve its assets and maintain liquidity
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J.P. MORGAN CORE BOND      Seeks to provide a high total return consistent with
                           moderate risk of capital and maintenance of liquidity
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
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High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
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High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
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Investment grade securities rated BBB/Baa or better at the     General investment, fixed income, liquidity, portfolio
time of purchase (including foreign issuers)                   turnover, derivatives, and foreign securities risks
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EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO
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PORTFOLIO        INVESTMENT OBJECTIVE(S)
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EQ/BALANCED      Seeks to achieve a high return through both appreciation
                 of capital and current income
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PRINCIPAL INVESTMENT STRATEGIES                              PRINCIPAL RISKS
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Debt and equity securities, money market instruments,       General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending     derivatives, leveraging, liquidity, securities lending,
                                                            portfolio turnover, and foreign securities risks

2 About the investment portfolios

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 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
 (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

 THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

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 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX
 ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

 THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.

 SALOMON BROTHERS BROAD INVESTMENT BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance

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 data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assessed at the contract-level).

 "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

 50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX - is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

 50% S&P 500 INDEX/50% LEHMAN GOV'T/CORP. INDEX - is made up 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 NASDAQ COMPOSITE INDEX - the Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

DOMESTIC PORTFOLIOS



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 EQ/AGGRESSIVE STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable appreciation prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies stocks whose growth prospects are not recognized by the market and less widely known companies.

 The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 GROWTH INVESTING RISK: Certain of the Advisers for this Portfolio may use a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:

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 the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

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  19
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---------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
 1990                           7.9%
 1991                          86.6%
 1992                          (3.4)%
 1993                          16.5%
 1994                          (4.1)%
 1995                          31.4%
 1996                          22.1%
 1997                          10.7%
 1998                           0.1%
 1999                          18.55%

 Best quarter (% and time period)       Worst quarter (% and time period)
 26.02% (1998 4th Quarter)              (27.23)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IB Shares               18.55%       16.05%         16.41%
--------------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell
   2000**' ***                     18.09%       19.92%         15.41%
--------------------------------------------------------------------------------
 S&P 400 MidCap Index**            14.72%       23.05%         17.32%
--------------------------------------------------------------------------------
 Lipper MidCap Growth Funds
   Average**                       46.25%       22.54%         16.19%
--------------------------------------------------------------------------------


  * For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

    ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

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   20
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    The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

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 ALLIANCE COMMON STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

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   22
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 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these

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  23
--------------------------------------------------------------------------------

 purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
 1990                          (8.4)%
 1991                          37.6%
 1992                           3.0%
 1993                          24.6%
 1994                          (2.4)%
 1995                          32.2%
 1996                          24.0%
 1997                          29.1%
 1998                          29.1%
 1999                          24.88%

 Best quarter (% and time period)   Worst quarter (% and time period)
 28.34% (1998 4th Quarter)          (15.05)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Common Stock Portfolio
    - Class IB Shares                24.88%       27.74%         18.30%
--------------------------------------------------------------------------------
 S&P 500 Index**                     21.03%       28.56%         18.21%
--------------------------------------------------------------------------------
 Lipper Growth Equity Mutual
    Funds Average**                  31.48%       26.45%         17.79%
--------------------------------------------------------------------------------

 * For periods prior to the inception of Class IB Shares (October 1, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**   For more information on this index, see the preceding section "The
     Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

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 EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

 Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

 The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

 The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

 The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in

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  25
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 relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

 ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.

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 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

 Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).

 The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 The Portfolio may invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

 When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

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  27
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 risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passes through to shareholders.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for 1998 and 1999, the Portfolio's first two years of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to:
 (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                        (4.4)%
1999                        27.46%


 Best quarter (% and time period)      Worst quarter (% and time period)
  28.22% (1999 4th Quarter)             (28.09)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio
  - Class IB Shares                         27.46%        17.60%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index*                 43.09%        25.88%
--------------------------------------------------------------------------------
 Lipper Small Company Growth Funds
 Average*                                   38.28%        19.36%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.

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 EQ/ALLIANCE TECHNOLOGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

 Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 10% of its total assets in foreign securities, including depositary receipts.

     The Portfolio also may:

 o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

 o  invest up to 10% of its total assets in warrants; and

 o  make loans of its portfolio securities of up to 33.3% of its total assets.

 When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks in investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 SECTOR RISK: As noted above, the Portfolio invests primarily in companies in the technology sector. Therefore, market or economic factors affecting those types of companies could have a major effect on the value of a Fund's investments and, therefore, its net asset value. Many technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in new or unseasoned small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the

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 products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives (such as its use of call and put options) can significantly increase the Portfolio's exposure to market risk or the credit risk of a counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISKS: To the extent that the Portfolio invests in foreign securities including depositary receipts, its investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME SECURITIES RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.

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 BT EQUITY 500 INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

 THE INVESTMENT STRATEGY

 The Portfolio invests in equity securities of companies included in the S&P
 500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

 The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

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   32
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 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                          25.14%
1999                          20.30%


 Best quarter:                       Worst quarter:
 21.26% (1998 4th Quarter)           (10.03)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE
                                     ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 BT Equity 500 Index Portfolio        20.30%       22.66%
--------------------------------------------------------------------------------
 S&P 500 Index*                       21.03%       24.76%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.

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 BT SMALL COMPANY INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

 Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

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 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and in some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


---------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                          (2.27)%
1999                          20.68%


 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 BT Small Company Index Portfolio        20.68%        8.59%
--------------------------------------------------------------------------------
 Russell 2000 Index*                     21.26%        8.70%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.

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 CAPITAL GUARDIAN RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

 The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

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 The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

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 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

 The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

 The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

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 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

 MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

 THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

 EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

 TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

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 LAZARD LARGE CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

 The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

 o   low price to earnings ratios;

 o   high yield;

 o   unrecognized assets;

 o   the possibility of management change; and/or

 o   the prospect of improved profitability.

 The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

 The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

 The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

 When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest

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   40
--------------------------------------------------------------------------------

 rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and in some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------

1998                          20.01%
1999                           3.55%



 Best quarter:                       Worst quarter:
 23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Lazard Large Cap Value Portfolio         3.55%       11.46%
--------------------------------------------------------------------------------
 S&P 500 Index*                          21.03%       24.76%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

 The Portfolio Managers, responsible for the day to day management of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and EILEEN
 D. ALEXANDERSON, a Managing Director of LAM responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity investment teams, who has been with LAM since 1979.

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 LAZARD SMALL CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.


   For more information on The Russell 2000, see the preceding section "The Benchmarks".

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
 (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

 Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

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 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                          (7.03)%
1999                           1.66%

 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE
                                        ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 Lazard Small Cap Value Portfolio         1.66%         (2.77)%
--------------------------------------------------------------------------------
 Russell 2000 Index*                     21.26%          8.70%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

 The Portfolio Managers, responsible for the day-to-day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity teams, who has been with LAM since 1979, and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

----------
  43
--------------------------------------------------------------------------------

 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In

----------
   44
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                          34.57%
1999                          73.62%


 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (12.69)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   SINCE
                                    ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                           73.62%       48.20%
--------------------------------------------------------------------------------
 Russell 2000 Index*                 21.26%       16.99%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

----------
  45
--------------------------------------------------------------------------------

 MFS GROWTH WITH INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

   For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Index.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser's large group of equity research analysts.

 The Portfolio may invest up to 25% of its net assets in foreign securities, including those in emerging markets and depository receipts, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and

----------
   46
--------------------------------------------------------------------------------

 custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for this Portfolio is December 31, 1998.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1999                           8.76%



 Best quarter:                       Worst quarter:
 10.87% (1999 4th Quarter)           (8.23)% (1999 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 MFS Growth with Income Portfolio         8.76%        8.76%
--------------------------------------------------------------------------------
 S&P 500 Index*                          21.03%       21.03%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981; and MITCHELL D. DYNAN, a Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986.

----------
  47
--------------------------------------------------------------------------------

 MFS RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

 o  favorable prospects for long-term growth;

 o  attractive valuations based on current and expected earnings or cash flow;


 o  dominant or growing market share; and

 o  superior management.

 The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

 The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a

----------
   48
--------------------------------------------------------------------------------

 portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                          24.11%
1999                          23.12%



 Best quarter:                       Worst quarter:
 21.36% (1998 4th Quarter)           (14.24)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                             SINCE
                              ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 MFS Research Portfolio        23.12%       23.93%
--------------------------------------------------------------------------------
 S&P 500 Index*                21.03%       27.36%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

----------
  49
--------------------------------------------------------------------------------

 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

 The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

 It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

 There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the

----------
   50
--------------------------------------------------------------------------------

 issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                     12.75%
1999                     (1.27)%



 Best quarter:                       Worst quarter:
 16.49% (1998 4th Quarter)           (11.94)% (1999 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE
                                        ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
 Portfolio                               (1.27)%       10.13%
--------------------------------------------------------------------------------
 S&P 500 Index*                          21.03%        27.36%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 DEBORAH KUENSTNER has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since January 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of the DuPont Pension Fund Investment from 1989 to 1997.

----------
  51
--------------------------------------------------------------------------------

 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

 The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

 Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

 The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to

----------
   52
--------------------------------------------------------------------------------

 the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                     36.27%
1999                     30.24%



 Best quarter:                       Worst quarter:
 25.29% (1998 4th Quarter)           (11.25)% (1998 First Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Investors Growth Portfolio        30.24%       34.64%
--------------------------------------------------------------------------------
 S&P 500 Index*                              21.03%       27.36%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

INTERNATIONAL STOCK PORTFOLIOS



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 BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies);

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 inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                     20.07%
1999                     27.50%



 Best quarter:                       Worst quarter:
 20.43% (1998 4th Quarter)           (13.90)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                               ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 BT International Equity Index Portfolio        27.50%       23.69%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                               26.96%       23.43%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

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 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.

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 CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

 The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

 Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

 To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

   EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political

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  57
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   systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

   EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

   REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

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 HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

 RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

 NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

 ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

 LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

 NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

 RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.

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 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging market countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:
      o Its principal securities trading market is in an emerging market country;
      o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; and
      o it is organized under the laws of or has a principal office in an emerging market country.


 The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

   In a "top-down" approach, country allocations are made based on relative economic, political and social fundamentals, stock valuations and investor sentiment. In a "bottom-up" approach, securities are reviewed and chosen individually.

 The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

 When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There

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   60
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 may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

   EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

   EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

   REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with

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 longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, that are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations may be is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                     (27.10)%
1999                      95.82%



 Best quarter:                       Worst quarter:
 49.70% (1999 4th Quarter)           (22.14)% (1998 2nd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE
                                      ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 Morgan Stanley Emerging Markets
 Equity Portfolio                      95.82%          5.76%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free*           66.41%         (0.88)%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced

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 operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

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 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

 The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

 o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.; or

 o companies that earn 50% or more of their total revenues from business outside the U.S.

 The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

 The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.

 When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

   EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

   EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with

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   64
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   each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

   REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results . The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
1998                     19.51%
1999                     60.24%



 Best quarter:                       Worst quarter:
 36.26% (1999 4th Quarter)           (18.48)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE
                                                ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio        60.24%       31.98%
 MSCI EAFE Index*                                26.96%       18.32%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

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 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc. which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 The Portfolio Manager, responsible for the day to day management of the Portfolio since the inception of the Portfolio, is OMID KAMSHAD, Managing Director and Chief Investment Officer of Core International Equity, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)

FIXED INCOME PORTFOLIOS



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 ALLIANCE HIGH YIELD PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified mix of high yield fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

 The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

 The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

 The Portfolio will not invest more than 10% of its total assets in:

 (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

 (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

 o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or

 o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

 In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

 The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

 When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to

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 greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

   INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

   MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

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 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------
      1990                           (1.4)%
      1991                           24.2%
      1992                           12.1%
      1993                           22.9%
      1994                           (3.0)%
      1995                           19.7%
      1996                           22.6%
      1997                           18.2%
      1998                           (5.4)%
      1999                           (3.58)%


 Best quarter (% and time period)    Worst quarter (% and time period)
 7.94% (1997 2nd Quarter)            (11.02)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
                                      ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance High Yield Portfolio
   - Class IB Shares                    (3.58)%        9.58%          9.96%
--------------------------------------------------------------------------------
 CSFB Index**,***                        3.28%         9.07%         11.06%
--------------------------------------------------------------------------------
 ML Master**                             1.57%         9.61%         10.79%
--------------------------------------------------------------------------------
 Lipper High Current Yield Bond
   Funds Average**                       3.83%         9.48%         10.15%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


**   For more information on this index, see the preceding section "The
     Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies,

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 endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 NELSON JANTZEN has been responsible for the day-to-day management of the Portfolio since January 2000. Mr. Jantzen is a Senior Vice President and Portfolio Manager in the Global High Yield Group and is responsible for the management of domestic high yield securities. Mr. Jantzen joined Alliance in 1993.

FIXED INCOME PORTFOLIOS



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 ALLIANCE MONEY MARKET PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

 The instruments in which the Portfolio invests include:

 o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

 o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

       (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

       (b)foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
       (ii) long term debt rated at least AA by S&P or Aa by Moody's;

 o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

 o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

 o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

 o  floating rate or master demand notes; and

 o repurchase agreements covering U.S. Government securities.

 If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

 Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

 The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

 THE PRINCIPAL RISKS

 MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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 Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

 ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

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 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
---------------------------------------
1990                     8.0%
1991                     5.9%
1992                     3.3%
1993                     2.7%
1994                     3.8%
1995                     5.5%
1996                     5.1%
1997                     5.2%
1998                     5.1%
1999                     4.71%


 Best quarter (% and time period)            Worst quarter (% and time period)
 1.32% (1999 4th Quarter)                    .44% (2000 1st Quarter)

 The Portfolio's 7-day yield for the quarter ended December 31, 1999 was
 5.05%.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IB Shares                4.71%        5.10%          4.92%
--------------------------------------------------------------------------------
 3-Month Treasury Bill              4.74%        5.20%          5.06%
--------------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average**                   4.75%        5.13%          4.87%
--------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (October 10, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

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 J.P. MORGAN CORE BOND PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

 THE INVESTMENT STRATEGY

 This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or unrated securities of similar quality.

 The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.

   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

 The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

 Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other specific risks of investing in fixed income securities include:

   INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

   INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities (rated, e.g., BBB by S&P) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

   MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated

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   (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.


---------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------
1998                     9.02%
1999                    (1.64%)


 Best quarter:                       Worst quarter:
 4.72% (1998 3rd Quarter)            (1.62)% (1999 2nd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                          ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 J.P. Morgan Core Bond Portfolio           (1.64)%        3.55%
--------------------------------------------------------------------------------
 Salomon Brothers Broad Investment
 Grade Bond Index*                         (0.83)%        3.84%
--------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 J.P. MORGAN INVESTMENT MANAGEMENT INC.
 ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. J.P. Morgan manages portfolios for corporations, governments,

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 endowments, as well as many of the largest corporate retirements plans in the nation.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and ROBERT J. TEATOM, a Managing Director of J.P. Morgan and head of its U.S. Fixed Income Group, who joined J.P. Morgan in 1975; and E. LUKE FARRELL, Vice President of J.P. Morgan and a portfolio manager in the Fixed Income Group, who joined J.P. Morgan in 1993.

BALANCED/HYBRID PORTFOLIO



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 EQ/BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.

 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other

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 Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 FIXED INCOME RISK: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

   INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

   INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

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 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


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CALENDAR YEAR ANNUAL TOTAL RETURN
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1990                      0.3%
1991                     41.3%
1992                     (2.8)%
1993                     12.3%
1994                     (8.0)%
1995                     19.8%
1996                     11.7%
1997                     15.1%
1998                     18.1%
1999                     17.79%


 Best quarter (% and time period)      Worst quarter (% and time period)
 13.76% (1998 4th Quarter)             (7.77)% (1998 3rd Quarter)
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AVERAGE ANNUAL TOTAL RETURNS
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                                 ONE YEAR     FIVE YEARS     TEN YEARS
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 EQ/Balanced Portfolio - Class
   IA Shares                      17.79%       16.44%         11.77%
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 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*,**          9.07%       17.93%         13.04%
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 S&P 500*                         21.03%       28.56%         18.21%
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 Lipper Flex. Port. Funds
   Average*                       12.07%       17.11%         12.94%
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 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve

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 as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The portfolio manager responsible for that portion of the Portfolio's total assets that will be advised by Alliance as an Adviser is as follows:

   ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

 CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio's total assets that will be advised by Capital Guardian as an Adviser, other than that managed by the group of research analysts, are as follows:

   DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

   MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

   DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

   THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

   EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman

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   of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

   TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as either the manager or administrator to various investment companies, with aggregate assets of approximately $72 billion.

 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48.4 billion in assets as of September 30, 1999.

 The individual portfolio managers for that portion of the Portfolio's total assets that will be advised by PIFM as an Adviser and Jennison are as follows:

   MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

   KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.

 PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.

3 More information on principal risks

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 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

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   ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

   CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

   Credit risk is particularly significant for the Portfolios, such as the Alliance High Yield Portfolio, that invest a material portion of its assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

   INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

   MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the

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   underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

   INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

   JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

   EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

   EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

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   POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

   REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in

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 the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 NON-DIVERSIFICATION RISK: The Lazard Small Cap Value Portfolio and the Morgan Stanley Emerging Markets Equity Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield Portfolio may make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit

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 issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4 Management of the Trust

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 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


--------------------------------------------
 INDEX PORTFOLIOS
--------------------------------------------
 BT Equity 500 Index               0.250%
 BT International Equity Index     0.350%
 BT Small Company Index            0.250%
--------------------------------------------

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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

---------------------------------------------------------------------------------------------
                              FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS         $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
---------------------------------------------------------------------------------------------
Alliance High Yield          0.600%         0.575%        0.550%        0.530%        0.520%
Alliance Money Market        0.350%         0.325%        0.300%        0.280%        0.270%
J.P. Morgan Core Bond        0.450%         0.425%        0.400%        0.380%        0.370%
---------------------------------------------------------------------------------------------


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

--------------------------------------------------------------------------------------------------------
                                              FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                        $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
--------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                                  0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Common Stock                        0.550%       0.500%       0.475%       0.450%       0.425%
Alliance Small Cap Growth                    0.750%       0.700%       0.675%       0.650%       0.625%
Capital Guardian International               0.850%       0.800%       0.775%       0.750%       0.725%
Capital Guardian Research                    0.650%       0.600%       0.575%       0.550%       0.525%
Capital Guardian U.S. Equity                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Alliance Premier Growth                   0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Alliance Technology                       0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Putnam Growth & Income Value              0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam International Equity               0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam Investors Growth                   0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Large Cap Value                       0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Small Cap Value                       0.750%       0.700%       0.675%       0.650%       0.625%
MFS Emerging Growth Companies                0.650%       0.600%       0.575%       0.550%       0.525%
MFS Growth with Income                       0.600%       0.550%       0.525%       0.500%       0.475%
MFS Research                                 0.650%       0.600%       0.575%       0.550%       0.525%
Morgan Stanley Emerging Markets Equity       1.150%       1.100%       1.075%       1.050%       1.025%
--------------------------------------------------------------------------------------------------------

For two Portfolios (i.e., Lazard Large Cap Value and EQ/Putnam Growth and Income Value Portfolios) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.

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 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999*


---------------------------------------------------------------
                                   ANNUAL         RATE OF
                                    RATE           FEES
 PORTFOLIOS                       RECEIVED        WAIVED
---------------------------------------------------------------
 EQ/Aggressive Stock                0.54%         0.00%
 EQ/Balanced                        0.41%         0.00%
 Alliance Common Stock              0.36%         0.00%
 Alliance High Yield                0.60%         0.00%
 Alliance Money Market              0.34%         0.00%
 EQ/Alliance Premier Growth         0.90%         0.22%
 Alliance Small Cap Growth          0.90%         0.00%
 BT Equity Index 500                0.25%         0.12%
 BT International Equity Index      0.35%         0.11%
 BT Small Company Index             0.25%         0.49%
 Capital Guardian International     0.75%         0.45%
 Capital Guardian Research          0.65%         0.40%
 Capital Guardian U.S. Equity       0.65%         0.28%
 J.P. Morgan Core Bond              0.45%         0.09%
 Lazard Large Cap Value             0.55%         0.06%
 Lazard Small Cap Value             0.80%         0.10%
 MFS Emerging Growth                0.55%         0.10%
   Companies
 MFS Growth with Income             0.55%         0.31%
 MFS Research                       0.55%         0.11%
 Morgan Stanley Emerging            1.15%         0.64%
   Markets Equity
 EQ/Putnam Growth & Income          0.55%         0.10%
   Value
 EQ/Putnam International Equity     0.70%         0.06%
 EQ/Putnam Investors Growth         0.55%         0.05%
---------------------------------------------------------------

  * The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2001 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

 EXPENSE LIMITATION PROVISIONS

---------------------------------------------------------------
                                        TOTAL EXPENSES
                                       LIMITED TO (% OF
 PORTFOLIOS                            DAILY NET ASSETS)
---------------------------------------------------------------
 BT Equity 500 Index                         0.35%
 BT International Equity Index               0.75%
 BT Small Company Index                      0.50%
 Capital Guardian International              0.95%
 Capital Guardian Research                   0.70%
 Capital Guardian U.S. Equity                0.70%
 EQ/Alliance Technology                      0.90%
 EQ/Alliance Premier Growth                  0.90%
 EQ/Putnam Growth & Income Value             0.70%
 EQ/Putnam International Equity              1.00%
 EQ/Putnam Investors Growth                  0.70%
 J.P. Morgan Core Bond                       0.55%
 Lazard Large Cap Value                      0.70%
 Lazard Small Cap Value                      0.85%
 MFS Emerging Growth Companies               0.75%
 MFS Growth with Income                      0.70%
 MFS Research                                0.70%
 Morgan Stanley Emerging Markets             1.50%
   Equity
---------------------------------------------------------------

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 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of

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 the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.

 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5 Fund distribution arrangements

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 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6 Purchase and redemption

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 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfer through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7 How assets are valued

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 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8 Tax information

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 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9 Financial Highlights

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The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than EQ/Alliance Premier Growth Portfolio and the EQ/Alliance Technology Stock Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). Since the EQ/Alliance Technology Stock Portfolio will commence operations on May 1, 2000, no information for that Portfolio is provided below. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/AGGRESSIVE STOCK PORTFOLIO (FKA ALLIANCE AGGRESSIVE STOCK PORTFOLIO)(D)(E):

                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....     $34.15         $36.22         $35.85         $35.68         $30.63
                                               ------         ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........       0.12           0.09           0.04           0.09           0.10
  Net realized and unrealized gain
   (loss) on investments .................       6.22          (0.28)          3.71           7.52           9.54
                                               ------         ------         ------         ------         ------
  Total from investment operations........       6.34          (0.19)          3.75           7.61           9.64
                                               ------         ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.12)         (0.16)         (0.05)         (0.09)         (0.10)
  Dividends in excess of net
   investment income .....................          -              -              -              -              -
  Distributions from realized gains ......      (2.36)         (1.72)         (3.33)         (7.33)         (4.49)
  Distributions in excess of realized
   gains .................................          -              -              -          (0.02)             -
  Tax return of capital distributions ....          -              -              -              -              -
                                               ------         ------         ------         ------         ------
  Total dividends and distributions ......      (2.48)         (1.88)         (3.38)         (7.44)         (4.59)
                                               ------         ------         ------         ------         ------
Net asset value, end of period ...........     $38.01         $34.15         $36.22         $35.85         $35.68
                                               ======         ======         ======         ======         ======
Total return .............................      18.84%          0.29%         10.94%         22.20%         31.63%
                                               ======         ======         ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $4,368,877     $4,346,907     $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average net
  assets .................................       0.56%          0.56%          0.54%          0.48%          0.49%
Ratio of net investment income (loss)
  to average net assets ..................       0.33%          0.24%          0.11%          0.24%          0.28%
Portfolio turnover rate ..................         87%           105%           123%           108%           127%


                                                                   CLASS IB
                                           --------------------------------------------------------
                                                                                     OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,              1996 TO
                                           -------------------------------------    DECEMBER 31,
                                               1999         1998         1997           1996
                                           ------------ ------------ ----------- ------------------
Net asset value, beginning of period .....     $34.01       $36.13       $35.83        $37.28
                                               ------       ------       ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........       0.03         0.01        (0.11)        (0.01)
  Net realized and unrealized gain
   (loss) on investments .................       6.20        (0.29)        3.77          0.85
                                               ------       ------       ------        ------
  Total from investment operations........       6.23        (0.28)        3.66          0.84
                                               ------       ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.05)      (0.12)        (0.03)            -
  Dividends in excess of net
   investment income .....................          -           -             -         (0.02)
  Distributions from realized gains ......      (2.36)      (1.72)        (3.33)        (0.23)
  Distributions in excess of realized
   gains .................................          -           -             -         (2.04)
  Tax return of capital distributions ....          -           -             -             -
                                               ------       ------       ------        ------
  Total dividends and distributions ......      (2.41)      (1.84)        (3.36)        (2.29)
                                               ------       ------       ------        ------
Net asset value, end of period ...........     $37.83       $34.01       $36.13        $35.83
                                               ======       ======       ======        ======
Total return .............................      18.55%        0.05%       10.66%         2.32%(b)
                                               ======       ======       ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $233,265     $153,782     $73,486          $613
Ratio of expenses to average net
  assets .................................       0.81%        0.82%        0.81%         0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................       0.07%        0.02%       (0.28)%       (0.10)%(a)
Portfolio turnover rate ..................         87%         105%         123%          108%

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EQ/BALANCED PORTFOLIO (FKA ALLIANCE BALANCED PORTFOLIO)(D)(E):


                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....      $18.51         $17.58         $16.64         $16.76         $14.87
                                                ------         ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................        0.52           0.56           0.58           0.53           0.54
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................        2.69           2.54           1.86           1.31           2.36
                                                ------         ------         ------         ------         ------
  Total from investment operations .......        3.21           3.10           2.44           1.84           2.90
                                                ------         ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................       (0.56)         (0.50)         (0.59)         (0.53)         (0.54)
  Dividends in excess of net
   investment income .....................           -              -              -              -              -
  Distributions from realized gains ......       (1.98)         (1.67)         (0.91)         (1.40)         (0.47)
  Distributions in excess of realized
   gains .................................           -              -              -          (0.03)             -
  Tax return of capital distributions ....           -              -              -              -              -
                                                ------         ------         ------         ------         ------
  Total dividends and distributions ......       (2.54)         (2.17)         (1.50)         (1.96)         (1.01)
                                                ------         ------         ------         ------         ------
Net asset value, end of period ...........      $19.18         $18.51         $17.58         $16.64         $16.76
                                                ======         ======         ======         ======         ======
Total return .............................       17.79%         18.11%         15.06%         11.68%         19.75%
                                                ======         ======         ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $2,126,313     $1,936,429     $1,724,089     $1,637,856     $1,523,142
Ratio of expenses to average net
  assets .................................        0.44%          0.45%          0.45%          0.41%          0.40%
Ratio of net investment income to
  average net assets .....................        2.68%          3.00%          3.30%          3.15%          3.33%
Portfolio turnover rate ..................         107%            95%           146%           177%           186%



                                                        CLASS IB
                                           -------------------------------------
                                                                 JULY 8, 1998*
                                               YEAR ENDED             TO
                                           DECEMBER 31, 1999  DECEMBER 31, 1998
                                           ------------------ ------------------
Net asset value, beginning of period .....     $18.51             $19.48
                                               ------             ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................       0.47               0.24
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................       2.69               0.66
                                               ------             ------
  Total from investment operations .......       3.16               0.90
                                               ------             ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.54)             (0.20)
  Dividends in excess of net
   investment income .....................          -                  -
  Distributions from realized gains ......      (1.98)             (1.67)
  Distributions in excess of realized
   gains .................................          -                  -
  Tax return of capital distributions ....          -                  -
                                               ------             ------
  Total dividends and distributions ......      (2.52)             (1.87)
                                               ------             ------
Net asset value, end of period ...........     $19.15             $18.51
                                               ======             ======
Total return .............................      17.50%              4.92%(b)
                                               ======             ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $10,701             $10
Ratio of expenses to average net
  assets .................................       0.69%              0.70%(a)
Ratio of net investment income to
  average net assets .....................       2.43%              2.65%(a)
Portfolio turnover rate ..................        107%                95%

-----
  98
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO(D)(E):


                                                                     CLASS IA
                             -----------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------
                                    1999               1998              1997              1996             1995
                             ------------------ ------------------ ---------------- ----------------- ----------------
Net asset value, beginning
 of period .................       $24.35             $21.61           $18.23            $16.48           $13.36
                                   ------             ------           ------            ------           ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......         0.17               0.18             0.14              0.15             0.20
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............         5.84               5.99             5.12              3.73             4.12
                                   ------             ------           ------            ------           ------
 Total from investment
  operations ...............         6.01               6.17             5.26              3.88             4.32
                                   ------             ------           ------            ------           ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........        (0.16)             (0.15)           (0.11)            (0.15)           (0.20)
 Dividends in excess of
  net investment
  income ...................            -                  -                -                 -            (0.02)
 Distributions from
  realized gains ...........        (4.03)             (3.28)           (1.77)            (1.76)           (0.95)
 Distributions in excess
  of realized gains ........            -                  -                -             (0.22)           (0.03)
 Tax return of capital
  distributions ............            -                  -                -                 -                -
                                   ------             ------           ------            ------           ------
 Total dividends and
  distributions ............        (4.19)             (3.43)           (1.88)            (2.13)           (1.20)
                                   ------             ------           ------            ------           ------
Net asset value, end of
 period ....................       $26.17             $24.35           $21.61            $18.23           $16.48
                                   ======             ======           ======            ======           ======
Total return ...............        25.19%             29.39%           29.40%            24.28%           32.45%
                                   ======             ======           ======            ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................     $14,951,495        $12,061,977       $9,331,994        $6,625,390       $4,879,677
Ratio of expenses to
 average net assets ........            0.38%              0.39%            0.39%             0.38%            0.38%
Ratio of net investment
 income to average net
 assets ....................            0.65%              0.75%            0.69%             0.85%            1.27%
Portfolio turnover rate ....              57%                46%              52%               55%              61%


                                                         CLASS IB
                             --------------------------------------------------------------------
                                                                                  OCTOBER 2,*
                                         YEAR ENDED DECEMBER 31,                    1996 TO
                             ------------------------------------------------     DECEMBER 31,
                                    1999             1998           1997              1996
                             ----------------- --------------- -------------- -------------------
Net asset value, beginning
 of period .................        $24.30           $21.58         $18.22           $17.90
                                    ------           ------         ------           ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......          0.10             0.10           0.10             0.02
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............          5.82             6.00           5.11             1.52
                                    ------           ------         ------           ------
 Total from investment
  operations ...............          5.92             6.10           5.21             1.54
                                    ------           ------         ------           ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........         (0.14)           (0.10)         (0.08)              -
 Dividends in excess of
  net investment
  income ...................             -                -              -            (0.03)
 Distributions from
  realized gains ...........         (4.03)           (3.28)         (1.77)           (0.16)
 Distributions in excess
  of realized gains ........             -                -              -            (1.03)
 Tax return of capital
  distributions ............             -                -              -               -
                                    ------           ------         ------           ------
 Total dividends and
  distributions ............         (4.17)           (3.38)         (1.85)           (1.22)
                                    ------           ------         ------           ------
Net asset value, end of
 period ....................        $26.05           $24.30         $21.58           $18.22
                                    ======           ======         ======           ======
Total return ...............         24.88%           29.06%         29.07%            8.49%(b)
                                    ======           ======         ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................    $1,642,066         $834,144       $228,780           $1,244
Ratio of expenses to
 average net assets ........          0.63%            0.64%          0.64%            0.63%(a)
Ratio of net investment
 income to average net
 assets ....................          0.39%            0.44%          0.46%            0.61%(a)
Portfolio turnover rate ....            57%              46%            52%              55%

-----
 99
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO(D)(E):



                                                                     CLASS IA
                             -----------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------
                                    1999               1998              1997              1996             1995
                             ------------------ ------------------ ---------------- ----------------- ----------------
Net asset value, beginning
 of period .................      $   8.71          $  10.41           $  10.02          $   9.64         $   8.91
                                   ------             ------             ------            ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......          0.90              1.07               1.04              1.02             0.98
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............         (1.19)            (1.56)              0.75              1.07             0.73
                                    ------            ------             ------            ------          ------
 Total from investment
  operations ...............         (0.29)            (0.49)              1.79              2.09             1.71
                                    ------            ------             ------            ------          ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........         (0.96)            (1.03)             (0.97)            (0.98)           (0.94)
 Dividends in excess of
  net investment
  income ...................             -                 -                  -             (0.03)           (0.04)
 Distributions from
  realized gains ...........         (0.01)            (0.18)             (0.43)            (0.70)               -
 Distributions in excess
  of realized gains ........             -                 -                  -                 -                -
 Tax return of capital
  distributions ............             -                 -                  -                 -                -
                                    ------            ------             ------            ------          ------
 Total dividends and
  distributions ............         (0.99)            (1.21)             (1.40)            (1.71)           (0.98)
                                    ------            ------             ------            ------          ------
Net asset value, end of
 period ....................      $   7.43          $   8.71           $  10.41          $  10.02         $   9.64
                                    ======            ======             ======            ======          ======
Total return ...............         (3.35)%           (5.15)%            18.48%            22.89%           19.92%
                                    ======            ======             ======            ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................      $336,292          $405,308           $355,473          $199,360         $118,129
Ratio of expenses to
 average net assets ........          0.63%             0.63%              0.62%             0.59%            0.60%
Ratio of net investment
 income to average net
 assets ....................         10.53%            10.67%              9.82%             9.93%           10.34%
Portfolio turnover rate ....           178%              181%               390%              485%             350%


                                                         CLASS IB
                             --------------------------------------------------------------------
                                                                                  OCTOBER 2,*
                                         YEAR ENDED DECEMBER 31,                    1996 TO
                             ------------------------------------------------     DECEMBER 31,
                                    1999             1998           1997              1996
                             ----------------- --------------- -------------- -------------------
Net asset value, beginning
 of period .................    $   8.69         $  10.39         $ 10.01           $10.25
                                    ------           ------         ------           ------
 INCOME FROM INVESTMENT
  OPERATIONS:                       0.87             1.04            1.05             0.19
 Net investment income......
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............       (1.18)           (1.56)           0.71             0.15
                                  ------           ------           ------           ------
 Total from investment
  operations ...............       (0.31)           (0.52)           1.76             0.34
                                  ------           ------           ------           ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........       (0.95)           (1.00)          (0.95)           (0.03)
 Dividends in excess of
  net investment
  income ...................           -                -               -            (0.25)
 Distributions from
  realized gains ...........       (0.01)           (0.18)          (0.43)           (0.01)
 Distributions in excess
  of realized gains ........           -                -               -            (0.29)
 Tax return of capital
  distributions ............       (0.02)               -               -                -
                                  ------           ------           ------           ------
 Total dividends and
  distributions ............       (0.98)           (1.18)          (1.38)           (0.58)
                                  ------           ------           ------           ------
Net asset value, end of
 period ....................    $   7.40         $   8.69         $ 10.39           $10.01
                                  ======           ======           ======           ======
Total return ...............       (3.58)%          (5.38)%         18.19%            3.32%(b)
                                  ======           ======           ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................    $230,290         $207,042         $66,338           $  685
Ratio of expenses to
 average net assets ........        0.88%            0.88%           0.88%            0.82%(a)
Ratio of net investment
 income to average net
 assets ....................       10.25%           10.60%           9.76%            8.71%(a)
Portfolio turnover rate ....         178%             181%            390%             485%

-----
  100
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO(D)(E):



                                                                           CLASS IA
                                         ----------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                               1999           1998           1997            1996           1995
                                         --------------- -------------- -------------- --------------- --------------
Net asset value, beginning of period           $10.22         $10.18         $10.17         $10.16          $10.14
                                               ------         ------         ------         ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................         0.51           0.53           0.54           0.54            0.57
  Net realized and unrealized gain
   (loss) on investments ...............            -              -              -          (0.01)              -
                                               ------         ------         ------         ------          ------
  Total from investment operations......         0.51           0.53           0.54           0.53            0.57
                                               ------         ------         ------         ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................        (0.45)         (0.49)         (0.53)         (0.52)          (0.55)
  Dividends in excess of net
   investment income ...................            -              -              -              -               -
  Dividends from realized gains ........            -              -              -              -               -
                                               ------         ------         ------         ------          ------
  Total dividends and distributions.....        (0.45)         (0.49)         (0.53)         (0.52)          (0.55)
                                               ------         ------         ------         ------          ------
Net asset value, end of period .........       $10.28         $10.22         $10.18         $10.17          $10.16
                                               ======         ======         ======         ======          ======
Total return ...........................         4.96%          5.34%          5.42%          5.33%           5.74%
                                               ======         ======         ======         ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......   $883,988        $723,311       $449,960       $463,422        $386,691
Ratio of expenses to average net
  assets ...............................         0.37%          0.37%          0.39%           0.43%          0.44%
Ratio of net investment income to
  average net assets ...................         4.91%          5.13%          5.28%           5.17%          5.53%



                                                                      CLASS IB
                                         ------------------------------------------------------------------
                                                                                              OCTOBER 2,
                                                     YEAR ENDED DECEMBER 31,                   1996* TO
                                         ------------------------------------------------    DECEMBER 31,
                                               1999            1998             1997             1996
                                         --------------- ---------------- --------------- -----------------
Net asset value, beginning of period           $10.21          $10.17           $10.16          $10.16
                                               ------          ------           ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................         0.49            0.49             0.52            0.11
  Net realized and unrealized gain
   (loss) on investments ...............        (0.01)           0.02                -            0.01
                                               ------          ------           ------          ------
  Total from investment operations......         0.48            0.51             0.52            0.12
                                               ------          ------           ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................        (0.44)          (0.47)           (0.51)          (0.02)
  Dividends in excess of net
   investment income ...................            -               -                -           (0.10)
  Dividends from realized gains ........            -               -                -               -
                                               ------          ------           ------          ------
  Total dividends and distributions.....        (0.44)          (0.47)           (0.51)          (0.12)
                                               ------          ------           ------          ------
Net asset value, end of period .........       $10.25          $10.21           $10.17          $10.16
                                               ======          ======           ======          ======
Total return ...........................         4.71%           5.08%            5.16%           1.29%(b)
                                               ======          ======           ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......     $559,713        $386,718         $123,675          $3,184
Ratio of expenses to average net
  assets ...............................         0.62%           0.62%             0.63%          0.67%(a)
Ratio of net investment income to
  average net assets ...................         4.68%           4.82%             5.02%          4.94%(a)

-----
 101
--------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:



                                                                                                 CLASS IA
                                                                                          ----------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                          ----------------------
Net asset value, beginning of period ....................................................        $10.00
                                                                                                 ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................          0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....          1.89
                                                                                                 ------
  Total from investment operations ......................................................          1.91
                                                                                                 ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................         (0.01)
  Dividends in excess of net investment income ..........................................             -
  Distributions from realized gains .....................................................         (0.03)
  Distributions in excess of realized gains .............................................             -
  Tax return of capital distributions ...................................................             -
                                                                                                 ------
  Total dividends and distributions .....................................................         (0.04)
                                                                                                 ------
Net asset value, end of period ..........................................................        $11.87
                                                                                                 ======
Total return ............................................................................         19.14%(b)
                                                                                                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................        $28,834
Ratio of expenses to average net assets after waivers ...................................          0.90%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................          1.12%(a)(c)
Ratio of net investment income to average net assets after waivers ......................          0.45%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................          0.23%(a)(c)
Portfolio turnover rate .................................................................            29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................         $0.01



                                                                                                  CLASS IB
                                                                                          ------------------------
                                                                                                MAY 1, 1999*
                                                                                                     TO
                                                                                              DECEMBER 31, 1999
                                                                                          ------------------------
Net asset value, beginning of period ....................................................        $10.00
                                                                                                 ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................          0.01
  Net realized and unrealized gain on investments and foreign currency transactions .....          1.89
                                                                                                 ------
  Total from investment operations ......................................................          1.90
                                                                                                 ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................         (0.01)
  Dividends in excess of net investment income ..........................................             -
  Distributions from realized gains .....................................................         (0.03)
  Distributions in excess of realized gains .............................................             -
  Tax return of capital distributions ...................................................             -
                                                                                                 ------
  Total dividends and distributions .....................................................         (0.04)
                                                                                                 ------
Net asset value, end of period ..........................................................        $11.86
                                                                                                 ======
Total return ............................................................................         18.97%(b)
                                                                                                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................      $451,323
Ratio of expenses to average net assets after waivers ...................................          1.15%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................          1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ......................          0.20%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................         (0.02)%(a)(c)
Portfolio turnover rate .................................................................            29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................         $0.01

-----
  102
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO(D)(E):



                                                             CLASS IA
                                           -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,       MAY 1, 1997*
                                           -------------------------           TO
                                               1999          1998       DECEMBER 31, 1997
                                           ------------ ------------- --------------------
Net asset value, beginning of period .....     $11.82        $12.35          $10.00
                                               ------        ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.05)         0.01            0.01
  Net realized and unrealized gain
   (loss) on investments .................       3.34         (0.54)           2.65
                                               ------        ------          ------
  Total from investment operations .......       3.29         (0.53)           2.66
                                               ------        ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -             -           (0.01)
  Dividends in excess of net
   investment income .....................          -             -               -
  Distributions from realized gains ......          -             -           (0.30)
  Tax return of capital distributions ....          -             -               -
                                               ------        ------          ------
  Total dividends and distributions ......          -             -           (0.31)
                                               ------        ------          ------
Net asset value, end of period ...........     $15.11        $11.82          $12.35
                                               ======        ======          ======
Total return .............................      27.75%       (4.28)%          26.74%(b)
                                               ======        ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $241,000      $198,360         $94,676
Ratio of expenses to average net
  assets .................................       0.95%         0.96%           0.95%(a)
Ratio of net investment income (loss)
  to average net assets ..................      (0.40)%        0.08%           0.10%(a)
Portfolio turnover rate ..................        221%           94%             96%



                                                                CLASS IB
                                           --------------------------------------------------
                                             YEAR ENDED DECEMBER 31,        MAY 1, 1997*
                                           ---------------------------           TO
                                                1999          1998        DECEMBER 31, 1997
                                           ------------- ------------- ----------------------
Net asset value, beginning of period .....     $11.79        $12.34          $10.00
                                               ------        ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.08)        (0.02)          (0.01)
  Net realized and unrealized gain
   (loss) on investments .................       3.32         (0.53)           2.65
                                               ------        ------          ------
  Total from investment operations .......       3.24         (0.55)           2.64
                                               ------        ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -             -               -
  Dividends in excess of net
   investment income .....................          -             -               -
  Distributions from realized gains ......          -             -           (0.30)
  Tax return of capital distributions ....          -             -               -
                                               ------        ------          ------
  Total dividends and distributions ......          -             -           (0.30)
                                               ------        ------          ------
Net asset value, end of period ...........     $15.03        $11.79          $12.34
                                               ======        ======          ======
Total return .............................      27.46%       (4.44)%          26.57%(b)
                                               ======        ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $ 162,331      $112,254         $46,324
Ratio of expenses to average net
  assets .................................       1.20%         1.20%           1.15%(a)
Ratio of net investment income (loss)
  to average net assets ..................      (0.65)%       (0.17)%         (0.12)%(a)
Portfolio turnover rate ..................        221%           94%             96%

-----
 103
--------------------------------------------------------------------------------

BT EQUITY 500 INDEX PORTFOLIO:**



                                                                                                         CLASS IB
                                                                                          --------------------------------------
                                                                                               YEAR ENDED         YEAR ENDED
                                                                                           DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                          ------------------- ------------------
Net asset value, beginning of period ....................................................       $12.45           $10.00
                                                                                                ------           ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................         0.08             0.06
  Net realized and unrealized gain on investments and foreign currency transactions .....         2.44             2.45
                                                                                                ------           ------
  Total from investment operations ......................................................         2.52             2.51
                                                                                                ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................        (0.08)           (0.06)
  Distributions from realized gains .....................................................        (0.04)               -
                                                                                                ------           ------
  Total dividends and distributions .....................................................        (0.12)           (0.06)
                                                                                                ------           ------
Net asset value, end of period ..........................................................       $14.85           $12.45
                                                                                                ======           ======
Total return ............................................................................        20.30%           25.14%
                                                                                                ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................     $683,544         $224,247
Ratio of expenses to average net assets after waivers ...................................         0.55%            0.55%
Ratio of expenses to average net assets before waivers (f) ..............................         0.67%            0.83%
Ratio of net investment income to average net assets after waivers ......................         0.84%            1.22%
Ratio of net investment income to average net assets before waivers (f) .................         0.72%            0.94%
Portfolio turnover rate .................................................................            2%               2%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................        $0.01            $0.01

-----
  104
--------------------------------------------------------------------------------

BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**




                                                                            CLASS IA
                                                           ------------------------------------------
                                                                                 NOVEMBER 24, 1998*
                                                                YEAR ENDED               TO
                                                            DECEMBER 31, 1999     DECEMBER 31, 1998
                                                           ------------------- ----------------------
Net asset value, beginning of period .....................      $11.84                $11.67
                                                                ------                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................        0.16                  0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........        3.10                  0.31
                                                                ------                ------
  Total from investment operations .......................        3.26                  0.34
                                                                ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................       (0.13)                (0.17)
  Dividends in excess of net investment income ...........       (0.01)                    -
Distributions from realized gains ........................       (0.11)                    -
                                                                ------                ------
  Total dividends and distributions ......................       (0.25)                (0.17)
                                                                ------                ------
Net asset value, end of period ...........................      $14.85                $11.84
                                                                ======                ======
Total return .............................................       27.75%                 2.94%(b)
                                                                ======                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................      $3,629                  $735
Ratio of expenses to average net assets after waivers.....        0.69%(c)              0.59%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................        0.80%(c)              1.24%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................        1.21%(c)              1.36%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................        1.10%(c)              0.71%(a)(c)
Portfolio turnover rate ..................................           7%                    3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............       $0.03                 $0.26



                                                                          CLASS IB
                                                           --------------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998
                                                           ------------------- ------------------
Net asset value, beginning of period .....................      $11.85              $10.00
                                                                ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................        0.10                0.08
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........        3.15                1.92
                                                                ------              ------
  Total from investment operations .......................        3.25                2.00
                                                                ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................       (0.10)              (0.15)
  Dividends in excess of net investment income ...........       (0.02)                  -
Distributions from realized gains ........................       (0.11)                  -
                                                                ------              ------
  Total dividends and distributions ......................       (0.23)              (0.15)
                                                                ------              ------
Net asset value, end of period ...........................      $14.87              $11.85
                                                                ======              ======
Total return .............................................       27.50%              20.07%
                                                                ======               ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $94,581             $48,075
Ratio of expenses to average net assets after waivers.....        0.94%(c)             0.84%(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................        1.05%(c)             1.49%(c)
Ratio of net investment income to average net assets
  after waivers ..........................................        0.96%(c)             1.11%(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................        0.85%(c)             0.46%(c)
Portfolio turnover rate ..................................           7%                   3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............       $0.03               $0.05

-----
 105
--------------------------------------------------------------------------------

BT SMALL COMPANY INDEX PORTFOLIO:**



                                                                                                 CLASS IB
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                  ------------------- ------------------
Net asset value, beginning of period ............................................      $ 9.56              $10.00
                                                                                       ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................        0.09                0.07
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................        1.85               (0.30)
                                                                                       ------              ------
  Total from investment operations ..............................................        1.94               (0.23)
                                                                                       ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................       (0.09)              (0.07)
  Distributions from realized gains .............................................       (0.56)              (0.13)
  Distributions in excess of realized gains .....................................           -               (0.01)
                                                                                       ------              ------
  Total dividends and distributions .............................................       (0.65)              (0.21)
                                                                                       ------              ------
Net asset value, end of period ..................................................      $10.85              $ 9.56
                                                                                       ======              ======
Total return ....................................................................       20.68%              (2.27)%
                                                                                       ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................     $59,931             $32,609
Ratio of expenses to average net assets after waivers ...........................        0.71%               0.60%
Ratio of expenses to average net assets before waivers (f) ......................        1.20%               1.81%
Ratio of net investment income to average net assets after waivers ..............        1.11%               1.18%
Ratio of net investment income to average net assets before waivers (f) .........        0.62%              (0.03)%
Portfolio turnover rate .........................................................          59%                 35%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................       $0.04               $0.07

-----
  106
--------------------------------------------------------------------------------

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................        $10.00
                                                                                         ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................             -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................          4.10
                                                                                         ------

  Total from investment operations ..............................................          4.10
                                                                                         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................             -
                                                                                         ------
  Total dividends and distributions .............................................             -
                                                                                         ------
Net asset value, end of period ..................................................        $14.10
                                                                                         ======
Total return ....................................................................         41.00%(b)
                                                                                         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................       $52,049
Ratio of expenses to average net assets after waivers ...........................          1.20%(a)
Ratio of expenses to average net assets before waivers (f) ......................          1.65%(a)
Ratio of net investment income to average net assets after waivers ..............          0.02%(a)
Ratio of net investment income to average net assets before waivers (f) .........         (0.43)%(a)
Portfolio turnover rate .........................................................            28%
Effect of voluntary expense limitation during the period: (f)
  Per share benefit to net investment income ....................................         $0.02

-----
 107
--------------------------------------------------------------------------------

CAPITAL GUARDIAN RESEARCH PORTFOLIO:


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................        $10.00
                                                                                         ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................          0.69
                                                                                         ------

  Total from investment operations ..............................................          0.71
                                                                                         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................         (0.02)
  Dividends in excess of net investment income ..................................             -
                                                                                         ------
  Total dividends and distributions .............................................         (0.02)
                                                                                         ------
Net asset value, end of period ..................................................        $10.69
                                                                                         ======
Total return ....................................................................          7.10%(b)
                                                                                         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................       $33,903
Ratio of expenses to average net assets after waivers ...........................          0.95%(a)
Ratio of expenses to average net assets before waivers (f) ......................          1.35%(a)
Ratio of net investment income to average net assets after waivers ..............          0.37%(a)
Ratio of net investment income to average net assets before waivers (f) .........         (0.03)%(a)
Portfolio turnover rate .........................................................            36%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $0.02

-----
  108
--------------------------------------------------------------------------------

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:


                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period ....................................................        $10.00
                                                                                                 ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................          0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....          0.35
                                                                                                 ------
  Total from investment operations ......................................................          0.37
                                                                                                 ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................         (0.02)
  Dividends in excess of net investment income ..........................................             -
  Distributions from realized gains .....................................................         (0.02)
  Distributions in excess of realized gains .............................................         (0.01)
  Tax return of capital distributions ...................................................             -
                                                                                                 ------
  Total dividends and distributions .....................................................         (0.05)
                                                                                                 ------
Net asset value, end of period ..........................................................        $10.32
                                                                                                 ======
Total return ............................................................................          3.76%(b)
                                                                                                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................       $67,472
Ratio of expenses to average net assets after waivers ...................................          0.95%(a)
Ratio of expenses to average net assets before waivers (f) ..............................          1.23%(a)
Ratio of net investment income to average net assets after waivers ......................          0.63%(a)
Ratio of net investment income to average net assets before waivers (f) .................          0.35%(a)
Portfolio turnover rate .................................................................            50%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................         $0.01

-----
 109
--------------------------------------------------------------------------------

J.P. MORGAN CORE BOND PORTFOLIO (FKA JPM CORE BOND PORTFOLIO):**



                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................        $10.57                $10.00
                                                                                         ------                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.49                  0.21
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................         (0.66)                 0.70
                                                                                         ------                ------

  Total from investment operations ..............................................         (0.17)                 0.91
                                                                                         ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................         (0.48)                (0.21)
  Dividends in excess of net investment income ..................................             -                 (0.01)
  Distributions from realized gains .............................................             -                 (0.11)
  Distributions in excess of realized gains .....................................             -                 (0.01)
                                                                                         ------                ------
  Total dividends and distributions .............................................         (0.48)                (0.34)
                                                                                         ------                ------
Net asset value, end of period ..................................................        $ 9.92                $10.57
                                                                                         ======                ======
Total return (b) ................................................................         (1.64)%                9.02%
                                                                                         ======                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $156,581              $103,326
Ratio of expenses to average net assets after waivers ...........................          0.80%                 0.80%
Ratio of expenses to average net assets before waivers (f) ......................          0.89%                 1.03%
Ratio of net investment income to average net assets after waivers ..............          5.53%                 4.95%
Ratio of net investment income to average net assets before waivers (f) .........          5.44%                 4.72%
Portfolio turnover rate .........................................................           233%                  428%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $0.01                 $0.01

-----
  110
--------------------------------------------------------------------------------

LAZARD LARGE CAP VALUE PORTFOLIO:**



                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................        $11.94                $10.00
                                                                                         ------                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.11                  0.06
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................          0.31                  1.94
                                                                                         ------                ------

  Total from investment operations ..............................................          0.42                  2.00
                                                                                         ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................         (0.11)                (0.06)
  Dividends in excess of net investment income ..................................             -                     -
  Distributions from realized gains .............................................         (0.19)                    -
                                                                                         ------                ------
  Total dividends and distributions .............................................         (0.30)                (0.06)
                                                                                         ------                ------
Net asset value, end of period ..................................................        $12.06                $11.94
                                                                                         ======                ======
Total return ....................................................................          3.55%                20.01%
                                                                                         ======                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $133,503               $74,588
Ratio of expenses to average net assets after waivers ...........................          0.94%                 0.90%
Ratio of expenses to average net assets before waivers (f) ......................          1.00%                 1.20%
Ratio of net investment income to average net assets after waivers ..............          1.10%                 1.19%
Ratio of net investment income to average net assets before waivers (f) .........          1.04%                 0.89%
Portfolio turnover rate .........................................................            32%                   37%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $0.01                 $0.02

-----
 111
--------------------------------------------------------------------------------

LAZARD SMALL CAP VALUE PORTFOLIO:**



                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................        $ 9.27                $10.00
                                                                                         ------                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.04                  0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................          0.11                 (0.72)
                                                                                         ------                ------

  Total from investment operations ..............................................          0.15                 (0.70)
                                                                                         ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................         (0.04)                (0.03)
  Distributions from realized gains .............................................         (0.06)                    -
                                                                                         ------                ------
  Total dividends and distributions .............................................         (0.10)                (0.03)
                                                                                         ------                ------
Net asset value, end of period ..................................................        $ 9.32               $  9.27
                                                                                         ======                ======
Total return ....................................................................          1.66%                (7.03)%
                                                                                         ======                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................       $72,607               $51,046
Ratio of expenses to average net assets after waivers ...........................          1.20%                 1.20%
Ratio of expenses to average net assets before waivers (f) ......................          1.30%                 1.54%
Ratio of net investment income to average net assets after waivers ..............          0.48%                 0.52%
Ratio of net investment income to average net assets before waivers (f) .........          0.39%                 0.18%
Portfolio turnover rate .........................................................            48%                   21%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $0.01                 $0.02

-----
  112
--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:



                                                          CLASS IA
                                           --------------------------------------------
                                                                  NOVEMBER 24, 1998*
                                                YEAR ENDED                TO
                                            DECEMBER 31, 1999      DECEMBER 31, 1998
                                           ------------------- ------------------------
Net asset value, beginning of period .....      $16.04                 $14.18
                                                ------                 ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........        0.01                      -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................       11.83                   1.86
                                                ------                 ------
  Total from investment operations .......       11.84                   1.86
                                                ------                 ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................           -                      -
  Dividends in excess of net
   investment income .....................           -                      -
  Distributions from realized gains ......       (0.48)                     -
  Distributions in excess of realized
   gains .................................           -                      -
                                                ------                 ------
  Total dividends and distributions ......       (0.48)                     -
                                                ------                 ------
Net asset value, end of period ...........      $27.40                 $16.04
                                                ======                 ======
Total return .............................       74.43%                 13.12%(b)
                                                ======                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $46,248                 $5,978
Ratio of expenses to average net
  assets after waivers ...................        0.60%(c)               0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers (f) ..............        0.70%(c)               0.79%(a)(c)
Ratio of net investment income to
  average net assets after waivers .......        0.09%(c)              (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................       (0.01)%(c)             (0.24)%(a)(c)
Portfolio turnover rate ..................         184%                    79%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................       $0.01                     $-



                                                                    CLASS IB
                                           ----------------------------------------------------------
                                                                                      MAY 1, 1997*
                                                YEAR ENDED          YEAR ENDED             TO
                                            DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                           ------------------- ------------------- ------------------
Net asset value, beginning of period .....      $16.04              $11.92              $10.00
                                                ------              ------              ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........       (0.02)              (0.03)               0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................       11.79                4.15                2.21
                                                ------              ------              ------
  Total from investment operations .......       11.77                4.12                2.23
                                                ------              ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................           -                   -               (0.02)
  Dividends in excess of net
   investment income .....................           -                   -                   -
  Distributions from realized gains ......       (0.48)                  -               (0.18)
  Distributions in excess of realized
   gains .................................           -                   -               (0.11)
                                                ------              ------              ------
  Total dividends and distributions ......       (0.48)                  -               (0.31)
                                                ------              ------              ------
Net asset value, end of period ...........      $27.33              $16.04              $11.92
                                                ======              ======              ======
Total return .............................       73.62%              34.57%              22.42%(b)
                                                ======              ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $1,665,635         $461,307             $99,317
Ratio of expenses to average net
  assets after waivers ...................          0.85%(c)         0.85%(c)             0.85%(a)
Ratio of expenses to average net
  assets before waivers (f) ..............          0.95%(c)         1.04%(c)             1.82%(a)
Ratio of net investment income to
  average net assets after waivers .......         (0.16)%(c)       (0.30)%(c)            0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................         (0.26)%(c)       (0.49)%(c)           (0.36)%(a)
Portfolio turnover rate ..................           184%              79%                 116%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................         $0.01            $0.02                $0.04

-----
 113
--------------------------------------------------------------------------------

MFS GROWTH WITH INCOME PORTFOLIO:***


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                        YEAR ENDED
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................        $10.00
                                                                                         ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.04
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................          0.84
                                                                                         ------

  Total from investment operations ..............................................          0.88
                                                                                         ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................................         (0.04)
Dividends in excess of net investment income ....................................             -
                                                                                         ------
Total dividends and distributions ...............................................         (0.04)
                                                                                         ------
Net asset value, end of period ..................................................        $10.84
                                                                                         ======
Total return ....................................................................          8.76%
                                                                                         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $109,828
Ratio of expenses to average net assets after waivers ...........................         0.85%
Ratio of expenses to average net assets before waivers (f) ......................         1.16%
Ratio of net investment income to average net assets after waivers ..............         0.80%
Ratio of net investment income to average net assets before waivers (f) .........         0.49%
Portfolio turnover rate .........................................................           64%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $0.01

-----
  114
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $14.21
                                                                                   ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................        3.24
                                                                                   ------
  Total from investment operations ..........................................        3.26
                                                                                   ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.02)
  Dividends in excess of net investment income ..............................           -
  Distributions from realized gains .........................................       (0.39)
  Distributions in excess of realized gains .................................           -
                                                                                   ------
  Total dividends and distributions .........................................       (0.41)
                                                                                   ------
Net asset value, end of period ..............................................      $17.06
                                                                                   ======
Total return ................................................................       23.12%
                                                                                   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $685,270
Ratio of expenses to average net assets after waivers .......................        0.85%
Ratio of expenses to average net assets before waivers (f) ..................        0.96%
Ratio of net investment income to average net assets after waivers ..........        0.12%
Ratio of net investment income to average net assets before waivers (f) .....        0.01%
Portfolio turnover rate .....................................................          91%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $11.48              $10.00
                                                                                   ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.04                0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................        2.73                1.58
                                                                                   ------              ------
  Total from investment operations ..........................................        2.77                1.60
                                                                                   ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.04)              (0.02)
  Dividends in excess of net investment income ..............................           -                   -
  Distributions from realized gains .........................................           -               (0.01)
  Distributions in excess of realized gains .................................           -               (0.09)
                                                                                   ------              ------
  Total dividends and distributions .........................................       (0.04)              (0.12)
                                                                                   ------              ------
Net asset value, end of period ..............................................      $14.21              $11.48
                                                                                   ======              ======
Total return ................................................................       24.11%              16.07%(b)
                                                                                   ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $407,619            $114,754
Ratio of expenses to average net assets after waivers .......................        0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................        1.05%               1.78%(a)
Ratio of net investment income to average net assets after waivers ..........        0.44%               0.65%(a)
Ratio of net investment income to average net assets before waivers (f) .....        0.24%              (0.28)%(a)
Portfolio turnover rate .....................................................          73%                 51%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.02               $ 0.03

-----
 115
--------------------------------------------------------------------------------

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $5.79
                                                                                   -----
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................      (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................      5.55
                                                                                   -----
  Total from investment operations ..........................................      5.54
                                                                                   -----
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................          -
  Distributions from realized gains .........................................      (0.11)
                                                                                   -----
  Total dividends and distributions .........................................      (0.11)
                                                                                   -----
Net asset value, end of period ..............................................     $11.22
                                                                                  ======
Total return ................................................................      95.82%
                                                                                  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................   $191,581
Ratio of expenses to average net assets after waivers .......................       1.75%
Ratio of expenses to average net assets before waivers (f) ..................       2.38%
Ratio of net investment income to average net assets after waivers ..........      (0.18)%
Ratio of net investment income to average net assets before waivers (f) .....      (0.82)%
Portfolio turnover rate .....................................................        138%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.02



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                   AUGUST 20, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $ 7.96               $10.00
                                                                                   ------               ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................        0.03                 0.04
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................       (2.18)               (2.06)
                                                                                   ------               ------
  Total from investment operations ..........................................       (2.15)               (2.02)
                                                                                   ------               ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.02)               (0.02)
  Distributions from realized gains .........................................           -                    -
                                                                                   ------               ------
  Total dividends and distributions .........................................       (0.02)               (0.02)
                                                                                   ------               ------
Net asset value, end of period ..............................................      $ 5.79               $ 7.96
                                                                                   ======               ======
Total return ................................................................      (27.10)%             (20.16)%(b)
                                                                                   ======               ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $41,359              $21,433
Ratio of expenses to average net assets after waivers .......................        1.75%                1.75%(a)
Ratio of expenses to average net assets before waivers (f) ..................        2.63%                2.61%(a)
Ratio of net investment income to average net assets after waivers ..........        0.73%                1.96%(a)
Ratio of net investment income to average net assets before waivers (f) .....       (0.09)%               1.10%(a)
Portfolio turnover rate .....................................................         114%                  25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.03                $0.02

-----
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--------------------------------------------------------------------------------

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $12.77
                                                                                   ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.16
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................       (0.34)
                                                                                   ------
  Total from investment operations ..........................................       (0.18)
                                                                                   ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.16)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................       (0.74)
  Distributions in excess of realized gains .................................       (0.13)
                                                                                   ------
  Total dividends and distributions .........................................       (1.03)
                                                                                   ------
Net asset value, end of period ..............................................      $11.56
                                                                                   =======
Total return ................................................................       (1.27)%
                                                                                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $544,271
Ratio of expenses to average net assets after waivers .......................        0.85%
Ratio of expenses to average net assets before waivers (f) ..................        0.95%
Ratio of net investment income to average net assets after waivers ..........        1.29%
Ratio of net investment income to average net assets before waivers (f) .....        1.19%
Portfolio turnover rate .....................................................          77%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $0.01


                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $11.52              $10.00
                                                                                   ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.11                0.06
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................        1.35                1.56
                                                                                   ------              ------
  Total from investment operations ..........................................        1.46                1.62
                                                                                   ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.11)              (0.06)
  Dividends in excess of net investment income ..............................           -                   -
  Distributions from realized gains .........................................           -               (0.01)
  Distributions in excess of realized gains .................................       (0.10)              (0.03)
                                                                                   ------              ------
  Total dividends and distributions .........................................       (0.21)              (0.10)
                                                                                   ------              ------
Net asset value, end of period ..............................................      $12.77              $11.52
                                                                                   ======              ======
Total return ................................................................       12.75%              16.23%(b)
                                                                                   ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $460,744            $150,260
Ratio of expenses to average net assets after waivers .......................        0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................        1.04%               1.75%(a)
Ratio of net investment income to average net assets after waivers ..........        1.30%               1.67%(a)
Ratio of net investment income to average net assets before waivers (f) .....        1.11%               0.77%(a)
Portfolio turnover rate .....................................................          74%                 61%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $0.02               $0.03

-----
 117
--------------------------------------------------------------------------------

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $13.01
                                                                                   ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.07
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................        7.69
                                                                                   ------
  Total from investment operations ..........................................        7.76
                                                                                   ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.13)
  Dividends in excess of net investment income ..............................       (0.22)
  Distributions from realized gains .........................................       (1.07)
  Distributions in excess of realized gains .................................           -
                                                                                   ------
  Total dividends and distributions .........................................       (1.42)
                                                                                   ------
Net asset value, end of period ..............................................      $19.35
                                                                                   ======
Total return ................................................................       60.24%
                                                                                   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $299,159
Ratio of expenses to average net assets after waivers .......................        1.20%
Ratio of expenses to average net assets before waivers (f) ..................        1.26%
Ratio of net investment income to average net assets after waivers ..........        0.54%
Ratio of net investment income to average net assets before waivers (f) .....        0.48%
Portfolio turnover rate .....................................................         119%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $10.89              $10.00
                                                                                   ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................        0.05                0.03
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................        2.07                0.93
                                                                                   ------              ------
  Total from investment operations ..........................................        2.12                0.96
                                                                                   ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................           -               (0.02)
  Dividends in excess of net investment income ..............................           -                   -
  Distributions from realized gains .........................................           -               (0.01)
  Distributions in excess of realized gains .................................           -               (0.04)
                                                                                   ------              ------
  Total dividends and distributions .........................................           -               (0.07)
                                                                                   ------              ------
Net asset value, end of period ..............................................      $13.01              $10.89
                                                                                   ======              ======
Total return ................................................................       19.51%               9.58%(b)
                                                                                   ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $143,721             $55,178
Ratio of expenses to average net assets after waivers .......................        1.20%               1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................        1.46%               2.53%(a)
Ratio of net investment income to average net assets after waivers ..........        0.64%               0.74%(a)
Ratio of net investment income to average net assets before waivers (f) .....        0.38%              (0.59)%(a)
Portfolio turnover rate .....................................................          94%                 43%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.02               $0.05

-----
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--------------------------------------------------------------------------------

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $16.79
                                                                                   ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................       (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................        5.09
                                                                                   ------
  Total from investment operations ..........................................        5.06
                                                                                   ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................           -
  Distributions from realized gains .........................................       (0.44)
  Distributions in excess of realized gains .................................           -
                                                                                   ------
  Total dividends and distributions .........................................       (0.44)
                                                                                   ------
Net asset value, end of period ..............................................      $21.41
                                                                                   ======
Total return ................................................................       30.24%
                                                                                   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $384,175
Ratio of expenses to average net assets after waivers .......................         0.93%
Ratio of expenses to average net assets before waivers (f) ..................         0.98%
Ratio of net investment income to average net assets after waivers ..........        (0.20)%
Ratio of net investment income to average net assets before waivers (f) .....        (0.25)%
Portfolio turnover rate .....................................................           76%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................        $0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $12.33              $10.00
                                                                                   ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................        0.01                0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................        4.46                2.45
                                                                                   ------              ------
  Total from investment operations ..........................................        4.47                2.47
                                                                                   ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................       (0.01)              (0.03)
  Distributions from realized gains .........................................           -               (0.04)
  Distributions in excess of realized gains .................................           -               (0.07)
                                                                                   ------              ------
  Total dividends and distributions .........................................       (0.01)              (0.14)
                                                                                   ------              ------
Net asset value, end of period ..............................................      $16.79              $12.33
                                                                                   ======              ======
Total return ................................................................       36.27%              24.70%(b)
                                                                                   ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $175,015             $39,695
Ratio of expenses to average net assets after waivers .......................        0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................        1.09%               2.13%(a)
Ratio of net investment income to average net assets after waivers ..........        0.14%               0.58%(a)
Ratio of net investment income to average net assets before waivers (f) .....       (0.10)%             (0.70)%(a)
Portfolio turnover rate .....................................................          64%                 47%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $0.02               $0.05

----------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.
(f) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.

10 Prior performance of each adviser

----------------
  119
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the J.P. Morgan Active Fixed Income Composite, the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by J.P. Morgan's and Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by J.P. Morgan and Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

 The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

 The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such

-----
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Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/99

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


------------------------------------------------------------------------------------------------------------------------
                                                                  1          5          10         Since     Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
------------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------------
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(9),(12) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                                29.42%      N/A         N/A        38.65%     10/1/96
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                21.04%      N/A         N/A        21.60%
------------------------------------------------------------------------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - ADVISOR CLASS(12) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                71.78%      38.52%      29.98%       N/A       3/1/82
------------------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index                                          85.59%      40.17%      24.50%       N/A
------------------------------------------------------------------------------------------------------------------------
 BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS(11) (BT INTERNATIONAL EQUITY INDEX PORTFOLIO)
                                                                27.95%       N/A         N/A         14.07%    1/24/96
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                              26.96%       N/A         N/A         13.88%
------------------------------------------------------------------------------------------------------------------------
 BT ADVISORS FUNDS - SMALL CAP INDEX FUND-INSTITUTIONAL CLASS(11) (BT SMALL COMPANY INDEX PORTFOLIO)
                                                                21.70%       N/A         N/A         14.41%     7/10/96
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                           21.26%       N/A         N/A         14.52%
------------------------------------------------------------------------------------------------------------------------
 BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS(11) (BT EQUITY 500 INDEX PORTFOLIO)
                                                                20.75%      28.46%       N/A         21.45%    12/31/92
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                21.04%      28.56%       N/A         21.53%
------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(12) (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                70.77%      23.99%      15.31%        N/A      12/31/78
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                              26.96%      12.83%       7.01%        N/A
------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY COMPOSITE(12) (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                                23.83%      27.70%      17.97%        N/A      12/31/66
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                21.04%      28.56%      18.19%        N/A
------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE(12) (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                                24.23%      29.43%      N/A         22.62%      3/31/93
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                21.04%      28.56%      N/A         21.58%
========================================================================================================================

-----
 121
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                                                1             5
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                     Year         Years
------------------------------------------------------------------------------------------------------------------
 J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE(11) (J.P. MORGAN CORE BOND PORTFOLIO)
                                                                                                0.08%       8.29%
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index(1)                                          (0.82)%      7.74%
------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO(11) (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                                                                4.23%      20.36%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                               21.04%      28.55%
------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO(11) (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                                1.77%      11.39%
------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                          21.26%      16.69%
------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS INVESTORS TRUST(2), (11) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                                0.81%      23.42%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                               21.04%      28.55%
------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH FUND(6), (12) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               41.45%      28.05%
------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                          21.26%      16.69%
------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH FUND(10), (11) (MFS RESEARCH PORTFOLIO)
                                                                                               16.70%      24.43%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                               21.04%      28.56%
------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO)(7), (12)
(MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO)                                            105.14%       9.20%
------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index(8)                                                     62.69%       0.75%
------------------------------------------------------------------------------------------------------------------
 PUTNAM GROWTH & INCOME FUND II(10), (12) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                               (0.91)%     N/A
------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                               21.04%      N/A
------------------------------------------------------------------------------------------------------------------
 PUTNAM INTERNATIONAL GROWTH FUND(10), (12) (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                               60.77%      24.41%
------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                             26.96%      12.83%
------------------------------------------------------------------------------------------------------------------
 PUTNAM INVESTORS FUND(10), (11) (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                               30.14%      31.69%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                               21.04%      28.51%
------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK FUND(11) (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
                                                                                               34.60%      15.71%
------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                             27.30%      13.15%
------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                10       Since       Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                    Years    Inception        Date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE(11) (J.P. MORGAN CORE BOND PORTFOLIO)
                                                                                               8.44%      9.91%       5/31/77
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index(1)                                          7.75%      N/A
----------------------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO(11) (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                                                              14.83%     14.08%          6/87
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%     16.85%
----------------------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO(11) (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                              N/A        14.24%       10/1/91
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                         N/A        14.77%
----------------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS INVESTORS TRUST(2), (11) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                              15.83%      N/A         7/15/24
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%      N/A
----------------------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH FUND(6), (12) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                              24.72%      N/A        12/29/86
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                         13.40%      N/A
----------------------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH FUND(10), (11) (MFS RESEARCH PORTFOLIO)
                                                                                              17.53%      N/A        10/13/71
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%      N/A
----------------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO(7), (12) (MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO)

                                                                                              N/A        16.40%       9/25/92
----------------------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index(8)                                                    N/A         7.73%
----------------------------------------------------------------------------------------------------------------------------------
 PUTNAM GROWTH & INCOME FUND II(10), (12) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                              N/A        17.65%        1/5/95
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              N/A        28.58%
----------------------------------------------------------------------------------------------------------------------------------
 PUTNAM INTERNATIONAL GROWTH FUND(10), (12) (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                              N/A        17.82%       2/28/91
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                            N/A         9.62%
----------------------------------------------------------------------------------------------------------------------------------
 PUTNAM INVESTORS FUND(10), (11) (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                              19.81%      N/A         12/1/25
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%      N/A
----------------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK FUND(11) (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
                                                                                              11.38%     15.17%        5/9/80
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                             7.33%      N/A
==================================================================================================================================

 1 The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.
 2  Since inception percentage was calculated as of 6-30-93.
 3 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as

-----
  122
--------------------------------------------------------------------------------

    generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
 4 The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.
 5 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.
 6 The results for the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.
 7 The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.
 8 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.
 9 Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.
 10 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
 11 The annual fees and expenses of the similar registered investment company
    (or series thereof) (or composite) whose prior performance is shown in the table above were less than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.
 12 The annual fees and expenses of the similar registered investment company
    (or series thereof) (or composite) whose prior performance is shown in the table above were higher than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

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 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953